MFS(R) MUNICIPAL BOND FUND

                      Supplement to the Current Prospectus

The Board of Trustees of MFS Municipal Bond Fund ("Municipal Bond Fund") has approved the proposed reorganization of the Municipal Bond Fund into the MFS Municipal Income Fund ("Municipal Income Fund"). The proposed transaction is subject to numerous conditions, including approval by the shareholders of the Municipal Bond Fund at a shareholders' meeting expected to be held in March 2007. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Plan of Reorganization, the Municipal Bond Fund's assets and liabilities would be transferred to the Municipal Income Fund in return for shares of the Municipal Income Fund with a total net asset value equal to the value of the assets of the Municipal Bond Fund (net of liabilities) on the transfer date. These Municipal Income Fund shares would then be distributed pro rata to shareholders of the Municipal Bond Fund in exchange for their Municipal Bond Fund shares. Current Municipal Bond Fund shareholders would thus become shareholders of the Municipal Income Fund and would receive shares of the Municipal Income Fund with a total net asset value equal to the net asset value of their shares of the Municipal Bond Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Municipal Bond Fund and its shareholders, as well as to the Municipal Income Fund.

The investment objective of the Municipal Income Fund is to provide as high a level of current income exempt from federal income tax as is considered consistent with prudent investing while seeking protection of shareholders' capital. The Municipal Income Fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax. These securities include municipal securities, which are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. The Municipal Income Fund may also invest in participation interests in municipal securities, which are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. The Municipal Income Fund focuses on municipal securities rated, or issued by issuers who have securities that are rated, in one of the top four credit ratings by credit rating agencies. The fund may invest in speculative securities, which are securities rated in the lowest investment grade category by credit rating agencies or which are unrated and considered by MFS to be comparable to speculative securities. The fund also may invest in lower rated bonds, commonly known as junk bonds, which are bonds assigned credit ratings below the four highest credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

Information regarding the Municipal Income Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement, which is expected to be mailed to shareholders of the Municipal Bond Fund in January 2007.

In light of the proposed transaction, sales of the MFS Municipal Bond Fund shares and exchanges into this Fund are expected to be suspended on or about March 9, 2007.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Municipal Income Fund, nor is it a solicitation of any proxy. For more information regarding the Municipal Income Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-2606. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.

                The date of this supplement is December 15, 2006.